Exhibit 99.1

Greater Bay Bancorp slide presentation

as of June 30, 2003

[LOGO] GB

Greater Bay Bancorp

Legg Mason Wood Walker, Inc

July 30, 2003

Greater Bay Bancorp

Certain matters discussed in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to the Company’s current expectations regarding future operating results, net interest margin, net loan charge-offs, asset quality, level of loan loss reserves, growth in loans and deposits, the impact of the S & C acquisition and the strength of the local economy. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements. These risks and uncertainties include, but are not limited to: (1) the impact of changes in interest rates, a decline in economic conditions at the international, national and local levels and increased competition among financial service providers on the Company’s results of operations, the Company’s ability to maintain its net interest spread, and the quality of the Company’s earning assets; (2) any difficulties that may be encountered in integrating S&C and in realizing operating efficiencies; (3) government regulation; and (4) the other risks set forth in the Company‘s reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2002.

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Company Snapshot

Company Name	Greater Bay Bancorp
Nasdaq NM	GBBK
Shares Outstanding	52 million
Market Value*	$1 billion
Assets	$ 8 billion
LTM Net Income	$ 111 million
Common Equity	$ 639 million
Preferred Equity:
Convertible Preferred	$80 million
Perpetual Preferred	$ 15 million

*	Calculated using closing price of GBBK stock on 7/25/03

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Company Vision

♦	Create superior, long-term economic returns for our shareholders.

♦	Provide exceptional, relationship based value to our clients.

♦	Attract and retain outstanding employees.

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Franchise Overview

♦	Formed late 1996 with merger of Cupertino National Bancorp and Mid- Peninsula Bancorp.

♦	Currently largest independent community bank holding company headquartered in Northern California.

♦	Diversified financial services provider.

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# Proven Ability to Manage Acquired Businesses

Formation of GBBK 7.4%
Acquired Growth 37.0%
Organic Growth 55.6%

Proven Ability to Manage Acquired Businesses

Formation of GBBK	$0.6B
Acquired Growth	$3.0B
Organic Growth	$4.5B

Total Assets	$8.1B

[CHART]

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# Acquisition Strategy
## "Ring the Bay"

| 1996 | 2003 |
| --- | --- |

SAN FRANCISCO BAY
Mid-Peninsula Bank
San Mateo
Mid-Peninsula Bank
Palo Alto
Cupertino National Bank
Cupertino
Cupertino National Bank
San Jose
PACIFIC OCEAN
NORTH

Greater Bay Bancorp Markets
South Bay
San Francisco/Peninsula
East Bay
Coastal
North Bay
Petaluma
Valley Ford
Pt. Reyes Station
San Rafael
Emeryville
Lafayette
Walnut Creek
Danville
Danville*
San Ramon
San Leandro
Pleasanton
Hayward
Fremont
San Francisco
SAN FRANCISCO BAY
Millbrae
San Mateo
Redwood City
Palo Alto
Milpitas
Santa Clara
Sunnyvale
San Jose
Cupertino
*Saratoga
*Los Gatos
San Jose*
Santa Cruz
Scotts Valley
Aptos
Capitola
Watsonville
Carmel
PACIFIC OCEAN
NORTH
*Pending

Acquisition Strategy

“Ring the Bay”

Greater Bay now has a presence in all of the key

sub-markets of the San Francisco Bay Area

[GRAPH]	[GRAPH]

Successful Acquisition Strategy

13 acquisitions completed since formation, adding $3.0 billion in assets and extending market reach throughout the San Francisco Bay Area

		Assets at date of Acquisition ($ in millions)

12/97	Peninsula Bank of Commerce	$200

05/98	Golden Gate Bank	$150

08/98	Bank Pacific Business Funding	$15

05/99	Bay Area Bank	$200

10/99	Bay Bank of Commerce	$200

01/00	Mt. Diablo National Bank	$250

05/00	Coast Commercial Bank	$400

07/00	Bank of Santa Clara	$400

10/00	Bank of Petaluma	$200

11/00	The Matsco Companies	$285

03/01	CAPCO Financial Company, Inc.	$15

12/01	San Jose National Bank	$680

03/02	ABD Insurance	N/A *

*	Gross annual premiums of $1 billion

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# Diversified Financial Services Provider

## Greater Bay Bancorp

### Regional Banking

- 11 Banks
- 45 Offices
- Local Client Decision Making
- Local Management and Board

### ABD Insurance

- Premiums > $1 billion *
- Revenue > $110 million
- Offering P&C, D&O, Employee Benefits, 401k Products

* No underwriting risk

### Specialty Finance

- International/ Trade Finance
- Leasing
- Factoring
- Asset Based Lending
- SBA Lending

### Trust

- Wealth Management
- Private Banking

Diversified Financial Services Provider

Greater Bay Bancorp

Regional Banking	ABD Insurance	Specialty Finance	Trust

■ 11 Banks	■ Premiums > $1 billion*	■ International/ Trade Finance	■ Wealth Management

■ 45 Offices	■ Revenue > $110 million	■ Leasing	■ Private Banking

■ Local Client Decision Making	■ Offering P&C, D&O, Employee Benefits, 401k Products	■ Factoring

■ Local and Board Management		■ Asset Based Lending

■ SBA Lending

*No underwriting risk

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Client Focus

♦	Small and mid-sized

♦	Professional services firms

♦	Private banking and wealth management

♦	Custom banking for individuals

♦	Relationship-driven real estate investors and operators

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ABD Insurance and Financial Services

♦	We completed the acquisition of ABD Insurance and Financial Services (the 17th largest commercial insurance brokerage agency in the country) in March 2002. It has been a very successful partnership and, during the first two quarters of 2003, ABD provided $58.4 million in fee income.

♦	No Underwriting Risk

♦	Product Focus
•	P & C
•	D & O
•	Employee benefits
•	401K products

♦	ABD completed the acquisition of Sullivan and Curtis Insurance Brokers in July 2003. The firm reports annual revenues of approximately $10 billion. The acquisition will be neutral to 2003 earnings and marginally accretive to 2004 earnings.

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Experienced Senior Management Team

Position	Name	Years Experience
Chief Executive Officer	David L. Kalkbrenner	35+
Chief Operating Officer	Byron A. Scordelis	25+
Chief Financial Officer	Steven C. Smith	25+
Chief Information Officer	Gregg Johnson	25+
Chief Risk Officer	Kenneth Shannon	20+
Chief Lending Officer	David R. Hood	25+
Community Bank Presidents		20+ Avg.
GBB Board of Directors 18 diversified and seasoned directors		25+ Avg.
Community Bank Boards of Directors 90 diversified and seasoned directors		25+ Avg.

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Q2 2003 Financial Highlights

♦	Net Income -$23 million

♦	EPS -$0.41

♦	Return on Assets of 1.15%

♦	Return on Tangible Assets of 1.18%

♦	Return on Equity of 12.97%

♦	Return on Common Equity* of 15.51%

♦	Return on Tangible Equity** of 17.69%

*	Common equity excludes convertible preferred stock of $80,719 M

**	Tangible equity includes convertible preferred stock of $80,719 M and excludes intangibles of $190,440 M

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Q2 2003 Financial Highlights

♦	Non-interest income $42 million – 36% of Total Revenue

♦	Core Deposit Growth – 8% year over year

♦	Loan Growth – 1% year over year

♦	Total Assets – $8 billion

Summary

Very good results given the difficult economic environment the company was operating in.

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Key Factors Impacting Operating Results

♦	Credit Quality

♦	Net Interest Margin

♦	Strong Capital Position

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Credit Quality

♦	Despite the challenging economic environment, our relationship banking philosophy and effective credit management efforts have resulted in relatively low levels of net charge-offs and non-performing assets compared to our peer group.

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# Credit Quality
## Q2 2003

Reserves/ EOP Loans

2.75%
1.56%
GBBK
Peer*

Net Charge Offs/ Average Loans

0.55%
0.46%
GBBK
Peer*

NPAs/ Total Assets

0.61%
0.49%
GBBK
Peer*

Reserves/ NPAs

265%
238%
GBBK
Peer*

* Custom peer group defined by GBBK – see schedule A

Credit Quality

Q2 2003

Reserves/ EOP Loans	Net Charge Offs/ Average Loans
[GRAPH]	[GRAPH]

NPAs/ Total Assets	Reserves/ NPAs
[GRAPH]	[GRAPH]

*	Custom peer group defined by GBBK – see schedule A

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# Trends in the Level of Allowance and Charge-offs

3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
% of Loans
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Quarter Ending
YTD Annualized Net Charge-offs
GBBK Allowance as % of Loans
UBPR Peer Allowance as % of Loans

Trends in the Level of Allowance and Charge-offs

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Net Charge-offs Peaked in 2002 and are Trending Down

	Total	Matsco	Corp Fin	Other C &I	CRE & Construction	Consumer
☐2001	$25.2	$0.7	$15.2	$11.4	$-2.4	$0.4
☐2002	$54.9	$17.5	$13.8	$13.5	$9.5	$0.6
☐YTD Q2’03 Annualized	$25.6	$7.5	$7.7	$5.0	$4.3	$1.0

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19

# Net Interest Margin
## Management in a Volatile Environment

10%
8%
6%
4%
2%
7.80%
8.50%
9.50%
5.00%
4.25%
4.00%
5.50%
5.29%
5.56%
4.86%
4.54%
4.11%
12/98
12/99
12/00
12/01
12/02
06/03
GBBK's Margin down 145 bps
Prime Rate down 550 bps

Net Interest Margin

Management in a Volatile Environment

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Net Interest Margin

Impact of Further Market Interest Rate Reduction

♦	GBBK is asset sensitive.

♦	Over the last year, MBS portfolio has declined approximately $675 million as planned.

♦	Investment strategy continues to be to invest in short duration securities.

•	Give up current yield for stable value

•	Position Company to take advantage of rising rates in 2004 and beyond.

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# Diversified Real Estate Portfolio
## Loans by Owner Occupied

### RE Term

SFR
3%
Owner
occupied/
Owner
operator
41%
Non-owner
occupied
56%

### RE Construction

Owner
occupied/
Owner
operator
24%
SFR
47%
Non-owner
occupied
29%

Data as of 6/30/03

Diversified Real Estate Portfolio

Loans by Owner Occupied

RE Term [CHART]	RE Construction [CHART]

Data as of 6/30/03

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# Diversified Real Estate Portfolio

## Loans by Location (County)

### RE Term
**$1.7 billion, 37% of Loans**

Sacto Solano Napa 3%
Out of State 1%
Other 6%
Contra Costa 4%
Santa Cruz 6%
Santa Clara 40%
San Francisco 8%
Sonoma Marin Monterey 10%
San Mateo 10%
Alameda 12%

### RE Construction
**$0.5 billion, 14% of Loans**

Placer Sonoma 3%
Marin 4%
Other 4%
Contra Costa 4%
Santa Cruz 7%
Santa Clara 32%
Alameda 11%
San Francisco 15%
San Mateo 20%

Financial data as of 6/30/03

Diversified Real Estate Portfolio

Loans by Location (County)

RE Term	RE Construction
$1.7 billion, 37% of Loans	$0.5 billion, 14% of Loans

[CHART]	[CHART]

Financial data as of 6/30/03

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# Diversified Real Estate Portfolio
## Loans by Classification

### RE Term

Self Storage 3%
Warehouse 3%
1-4 SFR 3%
Multifamily 3%
R&D 5%
Office 42%
Industrial 11%
Other RE 7%
Retail 15%
Hotel/ Motel 8%

### RE Construction

Warehouse 2%
Self Storage 5%
R&D 1%
Industrial 2%
Multifamily 9%
Other RE 5%
1-4 SFR 47%
Retail 2%
Hotel/ Motel 3%
Office 24%

Data as of 6/30/03

Diversified Real Estate

Portfolio Loans by Classification

RE Term	RE Construction

[CHART]	[CHART]

Data as of 6/30/03

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Capital Strength

	GBBK* 6/30/03	Peer Group** 3/31/03	Minimum to be Well-Capitalized
Tangible Equity Ratio	6.91%	7.33%	N/A
Leverage Ratio	9.29%	8.05%	5.00%
Tier I Risk Based Capital	12.29%	11.09%	6.00%
Total Risk Based Capital	13.55%	13.44%	10.00%

*	Tangible Equity includes Shareholders’ Equity, Convertible Preferred Stock and REIT Preferred Securities, less Goodwill and Other Intangibles.

**	Custom peer group defined by GBBK – see schedule A

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Capital Strength

♦	Our emphasis on increasing capital ratios during the past year has resulted in a tangible equity to asset ratio of 6.91%, up from 5.43% at June 30, 2002.

♦	All other capital ratios are substantially in excess of regulatory well capitalized guidelines and peers.

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Economic Capital as a Foundation for

Enterprise-wide Risk Management

♦	We have developed an economic capital allocation model that incorporates economic factors, historical factors and our actual operating results to measure our capital levels in relation to our risk profile.

♦	Results show returns on risk adjusted capital by business line.

♦	Results provide framework, based on risk appetite correlated to ratings targets, to determine capital GBBK can utilize to enhance shareholder returns.

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Required Economic Capital Formulated

to GBBK Risk Appetite

♦	This chart provides an initial look at GBBK’s economic capital position versus our risk appetite.

♦	GBBK’s Tangible Equity does not include the value of ABD which currently is locked up in goodwill, but is worth more today than when we acquired ABD in early 2002.

♦	GBBK’s Tangible Equity does not include an allocation of loan loss reserve in excess of expected losses – a very conservative assessment.

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Return on Risk Adjusted Capital by Business Unit

($ in millions)	Economic Capital Required(1)	Q2’03 Net Income(2)	Risk Adjusted Return on Capital(3)
Core Banks	$361	$19.0	21%
ABD	32	3.0	37%
Greater Bay Trust	2	0.2	33%
Matsco	40	0.9	9%
Credit Provision in Excess of Expected Loss	0	0	0%

Total Required	435	23.1	21%
Excess Capital	54	0	0%

Total Greater Bay	$489	$23.1	19%

(1)	Required for A / A2 rating
(2)	Net Income rounded to nearest million
(3)	Annualized

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Regulatory Update

GBBK Satisfies Regulatory Cure Agreement

♦	The Company announced on January 15th that it received a notice from the Board of Governors of the Federal Reserve System requiring the Company to enhance management oversight of its Enterprise Wide Risk Management program. The Company prepared a corrective action plan, which was incorporated into a cure agreement with the Federal Reserve Board.

♦	Significant resources have bee dedicated to enhancing enterprise wide risk management systems and compliance programs.

♦	The Company will continue these enhancement efforts to build an even stronger company well-positioned for future financial performance.

♦	The Company received notice on June 30th from the Federal Reserve Board that it has fully satisfied all of the terms and conditions of the cure agreement. Having completed all required actions, the Company is in full compliance will all regulatory requirements associated with its financial holding company status.

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# Looking Forward:
## Our Strategy for 2003 and Beyond

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Looking Forward:

Our Strategy for 2003 and Beyond

Our Future is a Reaffirmation of Our Past

♦	The Bay Area economy is mired in an economic slump which has affected our state and our nation, but

•	We believe that this remains one of the greatest economic regions in the world.

•	And the Bay Area will remain the focal point of our strategic future.

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“We are heartened that expectations for the next six months have improved and are keeping our fingers crossed that this growing confidence can produce capital spending to grease the gears of the economy and jumpstart positive growth.”

Bay Area Council

Business Confidence Survey

May 2003

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# Bay Area Dominates Venture Investment

All Other US
31%
Bay Area
33%
Southern California
10%
New York Metro
7%
Texas
5%
Potomac
4%
Boston
4%
Washington State
3%
Midwest
3%

Source: VentureOne/Ernst & Young

Bay Area Dominates Venture Investment

Regional Investment in the US in 1Q03 ($1.2 billion)

[CHART]

Source: VentureOne/Ernst & Young

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Our Future is a Reaffirmation

of Our Past

♦	We believe that relationship banking rather than transactional banking must remain at the core of our business model

•	And that the local market knowledge of our community bankers provide an advantage that is difficult to match.

•	Strength of our credit portfolio affirms this belief—and defies the skeptics.

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Our Future is a Reaffirmation

of Our Past

♦	We believe that an uncompromising focus on quality will differentiate us from our peers—and is the key that will deliver superior long-term value to our shareholders

•	Credit quality

•	Operating quality

•	Attention to detail in serving our clients

♦	We understand that this is a business and that we work for our shareholders.

•	We have no divine right to exist as a business.

•	Most efficient competitor sets profit margin for everyone else.

•	Our focus must be on factors that deliver quality results.

•	Selling money is a commodity business—providing exceptional service is a value business.

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Strategic Goals

♦	Reaching greater critical mass in the Company’s market areas.

♦	Generating increased fee income through cross-selling broader services.

♦	Continue to diversify revenue stream.

♦	Continue to mitigate and proactively manage risk.

♦	Opportunistic market expansion.

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Deposit Market Share

Comparable Bay Area Markets

December 1999 to June 2002

	12/99	12/00	12/01	6/02
Total Deposits

Greater Bay Bancorp	6.94%	8.36%	7.07%	6.97%

Bank of America	18.29%	18.95%	18.26%	17.69%

Wells Fargo Bank	15.88%	15.99%	16.65%	16.15%

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Deposit Market Share

Comparable Bay Area Markets

December 1999 to June 2002

	12/99	12/00	12/01	6/02
Total Deposits

Greater Bay Bancorp	6.94%	8.36%	7.07%	6.97%

Bank of America	18.29%	18.95%	18.26%	17.69%

Wells Fargo Bank	15.88%	15.99%	16.65%	16.15%

Business Savings/MMA

Greater Bay Bancorp	6.76%	13.12%	15.08%	15.61%

Bank of America	16.90%	16.51%	11.06%	10.41%

Wells Fargo Bank	10.66%	8.56%	11.03%	8.71%

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Strategic Goals

♦	Reaching greater critical mass in the Company’s market areas.

♦	Generating increased fee income through cross-selling broader services.

♦	Continue to diversify revenue stream.

♦	Continue to mitigate and proactively manage risk.

♦	Opportunistic market expansion.

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Q2 2003 Fee Income /

Loan Volume Results

$ in Millions
International/Loan Fees	$2.4
Account Analysis/Service Fees	$3.0
Insurance Agency Fees	$27.9
Trust Fees	$0.8

Mortgage Originations	$34.7
Loan Participations (YTD)	$46.0

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Strategic Goals

♦	Reaching greater critical mass in the Company’s market areas.

♦	Generating increased fee income through cross-selling broader services.

♦	Continue to diversify revenue stream.

♦	Continue to mitigate and proactively manage risk.

♦	Opportunistic market expansion.

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Non-Interest Income (1)

2001		2002		Q2 2003
Total $	% of Total Revenue	Total $	% of Total Revenue	Total $	% of Total Revenue

$44.8	12.7%	$155.5	31.0%	$42.3	$36.4%

(1)	As a result of the ABD acquisition in March 2002, the Company’s 2002 results included insurance agency commissions and fees totaling $88.5 million. There were no such insurance agency commissions in 2001.

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Strategic Goals

♦	Reaching greater critical mass in the Company’s market areas.

♦	Generating increased fee income through cross-selling broader services.

♦	Continue to diversify revenue stream.

♦	Continue to mitigate and proactively manage risk.

♦	Opportunistic market expansion.

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Mitigate and Proactively Manage Risk

♦	Enterprise-wide Risk Management

♦	Economic Capital Analysis

♦	Concentration Analysis

♦	Focus on Relationships

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Strategic Goals

♦	Reaching greater critical mass in the Company’s market areas.

♦	Generating increased fee income through cross-selling broader services.

♦	Continue to diversify revenue stream.

♦	Continue to mitigate and proactively manage risk.

♦	Opportunistic market expansion.

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[LOGO] GB

Closing Remarks

Stock Performance Price*

♦	Recently trading at about 10 times last twelve month’s earnings.

♦	California community banks trading about 15 times.

♦	Reasons for stock price decline during the past year include market concerns about:

•	The Northern California economy, the state deficit, the dot com fall-out and the technology industry in Silicon Valley.

•	Real estate valuations, lease rates and vacancy factors in the San Francisco Bay Area.

•	Impact of Fed rate decreases on net interest margin.

•	Market perception of GBBK’s credit quality and overall risk profile.

* As of July 25, 2003	[LOGO] GB

Our Response

♦	Our responsibility is to deliver results, we cannot control how the market interprets the impact of external issues on our Company.

♦	We continue to focus on high-quality earnings, while maintaining strong credit quality.

♦	Our ultimate goal remains long-term shareholder value.

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Guidance

♦	Loan growth

•	Focus on quality and relationships

•	Business loan growth is expected to increase slightly in the last half of 2003

♦	Deposit growth

•	Committed to expanding deposit base and selectively adding new clients that fit

•	5% to 10% growth for the remainder of the year

♦	Net interest margin

•	Continued pressure due to economic conditions and competitive environment

•	For every 25 bps decline in market interest rates, net interest margin is expected to decline approximately 10-20 bps, depending on the mix of assets and liabilities

♦	Credit quality – net charge offs will be in the 60-70 bps range for 2003

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Investment Rationale

♦	Franchise with record of quality growth and consistent profitability.

♦	Well positioned for economic upturn.

♦	Strong balance sheet.

♦	Diversified product capability.

♦	Internal capital can support strategic growth.

♦	Community banking credit culture.

♦	Experienced management team.

♦	Compelling return opportunity.

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# Schedule A – Custom Peer Group

- Allfirst Financial, Inc.
- Associated Banc-Corp
- BancorpSouth, Inc.
- Bank of Hawaii Corporation
- BOK Financial Corporation
- Bremer Financial Corporation
- Central Bancompany
- Citizens Banking Corporation
- City National Corporation
- Colonial BancGroup, Inc.
- Commerce Bancorp, Inc.
- Commerce Bancshares, Inc.
- Community First Bankshares, Inc.
- Cullen/Frost Bankers, Inc.
- F.N.B. Corporation
- FBOP Corporation
- First Banks, Inc.
- First Citizens BancShares, Inc.
- First Midwest Bancorp, Inc.
- First National of Nebraska, Incorporated
- First Virginia Banks, Inc.
- Firstbank Holding Company of Colorado
- FirstMerit Corporation
- Fulton Financial Corporation
- Greater Bay Bancorp
- Hibernia Corporation
- Hudson United Bancorp
- International Bancshares Corporation
- Mercantile Bankshares Corporation
- Old National Bancorp
- Provident Financial Group, Inc.
- RBC Centura Banks, Inc.
- Riggs National Corporation
- Sky Financial Group Inc.
- South Financial Group, Inc. (The)
- Southwest Bancorporation of Texas, Inc.
- Susquehanna Bancshares, Inc.
- Synovus Financial Corp.
- TCF Financial Corporation
- Trustmark Corporation
- UMB Financial Corporation
- United Bankshares, Inc.
- Valley National Bancorp
- Whitney Holding Corporation
- Wilmington Trust Corporation

Schedule A – Custom Peer Group

Allfirst Financial, Inc.	Fulton Financial Corporation
Associated Banc-Corp	Greater Bay Bancorp
BancorpSouth, Inc.	Hibernia Corporation
Bank of Hawaii Corporation	Hudson United Bancorp
BOK Financial Corporation	International Bancshares Corporation
Bremer Financial Corporation	Mercantile Bankshares Corporation
Central Bancompany	Old National Bancorp
Citizens Banking Corporation	Provident Financial Group, Inc.
City National Corporation	RBC Centura Banks, Inc.
Colonial BancGroup, Inc.	Riggs National Corporation
Commerce Bancorp, Inc.	Sky Financial Group Inc.
Commerce Bancshares, Inc.	South Financial Group, Inc. (The)
Community First Bankshares, Inc.	Southwest Bancorporation of Texas, Inc.
Cullen/Frost Bankers, Inc.	Susquehanna Bancshares, Inc.
F.N.B. Corporation	Synovus Financial Corp.
FBOP Corporation	TCF Financial Corporation
First Banks, Inc.	Trustmark Corporation
First Citizens BancShares, Inc.	UMB Financial Corporation
First Midwest Bancorp, Inc.	United Bankshares, Inc.
First National of Nebraska, Incorporated	Valley National Bancorp
First Virginia Banks, Inc.	Whitney Holding Corporation
Firstbank Holding Company of Colorado	Wilmington Trust Corporation
FirstMerit Corporation

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